Exhibit 99

                         Form 3 Joint Filer Information

Name:                               D. E. Shaw & Co., L.P.

Address:                            120 West Forty-Fifth Street, Floor 39, Tower 45
                                    New York, NY 10036

Designated Filer:                   D.E. Shaw Laminar Portfolios, L.L.C.

Issuer & Ticker Symbol:             FAO, Inc. (FAOOQ)

Date of Event Requiring Statement:  1/15/04

Signature:                          D. E. Shaw & Co., L.P.



                                    By: /s/ Stuart Steckler
                                        -----------------------------------
                                        Stuart Steckler
                                        Managing Director



Name:                               D. E. Shaw & Co., L.L.C.

Address:                            120 West Forty-Fifth Street, Floor 39, Tower 45
                                    New York, NY 10036

Designated Filer:                   D.E. Shaw Laminar Portfolios, L.L.C.

Issuer & Ticker Symbol:             FAO, Inc. (FAOOQ)

Date of Event Requiring Statement:  1/15/04

Signature:                          D. E. Shaw & Co., L.L.C.


                                    By: /s/ Stuart Steckler
                                        -----------------------------------
                                        Stuart Steckler
                                        Managing Director



Name:                               David E. Shaw

Address:                            120 West Forty-Fifth Street, Floor 39, Tower 45
                                    New York, NY 10036

Designated Filer:                   D.E. Shaw Laminar Portfolios, L.L.C.

Issuer & Ticker Symbol:             FAO, Inc. (FAOOQ)

Date of Event Requiring Statement:  1/15/04

Signature:                          David E. Shaw


                                    By: /s/ Stuart Steckler
                                        -----------------------------------
                                        Stuart Steckler
                                        Attorney-in-Fact